UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS VARIABLE INCOME TRUST

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

FORM N-Q

MARCH 31, 2014

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES - 90.0%
CONSUMER DISCRETIONARY - 18.1%
Auto Components - 0.8%
American Axle & Manufacturing Inc., Senior Notes	7.750%	11/15/19	130,000	$150,800
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	210,000	228,637
Cooper-Standard Holding Inc., Senior Notes	7.375%	4/1/18	160,000	164,202	(a)(b)
Dana Holding Corp., Senior Notes	5.375%	9/15/21	250,000	261,250

Total Auto Components				804,889

Automobiles - 0.2%
Chrysler Group LLC/Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	200,000	227,250	(a)

Distributors - 0.2%
LKQ Corp., Senior Notes	4.750%	5/15/23	240,000	228,000	(a)

Diversified Consumer Services - 0.5%
Service Corp. International, Senior Notes	7.500%	4/1/27	210,000	223,650
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	150,000	157,800
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	200,000	206,500	(a)

Total Diversified Consumer Services				587,950

Hotels, Restaurants & Leisure - 5.5%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	387,264	383,126	(a)(b)(c)(d)
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step bond	11.000%	4/15/19	110,000	101,200	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	490,000	472,850
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	300,000	267,000
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	30,000	27,075
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	20,000	18,050
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	200,000	231,250
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	140,000	145,600	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	370,000	398,675	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	160,000	166,000	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	370,000	387,344	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	360,000	382,500	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	360,000	387,000	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	613,000	678,131	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	270,000	271,350	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	60,000	66,075
MGM Resorts International, Senior Notes	7.750%	3/15/22	100,000	116,500
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	210,000	235,200
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	130,000	135,525
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	360,000	380,700	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	480,000	530,400

Total Hotels, Restaurants & Leisure				5,781,551

Household Durables - 1.1%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	390,000	412,913	(a)(b)
William Lyon Homes Inc., Senior Notes	5.750%	4/15/19	160,000	162,400	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	260,000	290,550
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	340,000	347,650	(a)

Total Household Durables				1,213,513

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Media - 6.0%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	120,000	$131,550
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., Senior Notes	5.250%	2/15/22	140,000	143,850	(a)
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., Senoir Notes	5.625%	2/15/24	140,000	143,850	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	200,000	219,500
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	180,000	193,275
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	100,000	106,625
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	80,000	86,200
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	270,000	303,075
DISH DBS Corp., Senior Notes	6.625%	10/1/14	40,000	41,100
DISH DBS Corp., Senior Notes	7.875%	9/1/19	480,000	568,800
DISH DBS Corp., Senior Notes	6.750%	6/1/21	90,000	101,025
DISH DBS Corp., Senior Notes	5.875%	7/15/22	240,000	256,800
Gannett Co. Inc., Senior Notes	6.375%	10/15/23	290,000	308,488	(a)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	190,000	203,300	(a)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	210,000	222,075	(a)
MediaNews Group Inc.	12.000%	12/31/18	200,000	200,000	(c)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	264,166	293,224	(a)(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	270,000	302,400	(a)
Regal Entertainment Group, Senior Notes	5.750%	3/15/22	170,000	175,525
Sinclair Television Group Inc., Senior Notes	5.375%	4/1/21	150,000	149,625
Univision Communications Inc., Senior Notes	8.500%	5/15/21	280,000	311,500	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	330,000	366,300	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	145,000	161,131	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	490,000	517,562	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	360,000	383,400	(a)
Virgin Media Secured Finance PLC, Senior Secured Bonds	5.500%	1/15/25	200,000	203,000	(a)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	310,000	313,488	(a)

Total Media				6,406,668

Multiline Retail - 0.5%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	450,000	499,500	(a)(b)

Specialty Retail - 2.9%
American Greetings Corp., Senior Notes	7.375%	12/1/21	100,000	105,500
CST Brands Inc., Senior Notes	5.000%	5/1/23	360,000	355,500
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	650,000	637,000	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	530,000	528,675	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	120,000	119,550	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	230,000	195,787
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	80,000	86,800	(a)
Michaels Stores Inc., Senior Subordinated Notes	5.875%	12/15/20	230,000	233,162	(a)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	30,000	30,863	(a)(b)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	430,000	440,750	(a)(b)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	280,000	297,500	(a)

Total Specialty Retail				3,031,087

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Textiles, Apparel & Luxury Goods - 0.4%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	210,000	$215,513	(a)
William Carter Co., Senior Notes	5.250%	8/15/21	160,000	165,400	(a)

Total Textiles, Apparel & Luxury Goods				380,913

TOTAL CONSUMER DISCRETIONARY				19,161,321

CONSUMER STAPLES - 4.0%
Beverages - 1.1%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	160,000	173,600	(a)
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	160,000	156,800
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	250,000	278,750	(a)
Darling Escrow Corp., Senior Notes	5.375%	1/15/22	190,000	195,462	(a)
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	420,000	414,225	(a)

Total Beverages				1,218,837

Food & Staples Retailing - 0.3%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	330,000	344,438	(a)

Food Products - 2.1%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	547,000	612,640
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	270,000	271,687	(a)
Land O’Lakes Capital Trust I, Junior Subordinated Bonds	7.450%	3/15/28	220,000	215,600	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	520,000	566,150	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	320,000	332,800	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	172,000	178,450	(a)

Total Food Products				2,177,327

Household Products - 0.2%
Spectrum Brands Inc., Senior Notes	6.375%	11/15/20	80,000	87,000
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	150,000	164,063

Total Household Products				251,063

Tobacco - 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	270,000	277,425

TOTAL CONSUMER STAPLES				4,269,090

ENERGY - 17.9%
Energy Equipment & Services - 2.9%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	290,000	313,200
CGG, Senior Notes	6.500%	6/1/21	280,000	285,600
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	250,000	245,927	(a)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	370,000	384,800
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	100,000	113,000	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	650,000	659,750	(a)
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	30,000	29,138	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	220,000	232,375
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	260,000	259,350	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	260,000	269,100	(a)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	200,000	215,500	(a)

Total Energy Equipment & Services				3,007,740

Oil, Gas & Consumable Fuels - 15.0%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	420,000	449,400
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	6.125%	7/15/22	320,000	346,000
Antero Resources Finance Corp., Senior Notes	5.375%	11/1/21	170,000	172,656	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - 15.0% (continued)
Arch Coal Inc., Senior Notes	7.000%	6/15/19	340,000	$264,350
Arch Coal Inc., Senior Notes	9.875%	6/15/19	270,000	236,250
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	120,000	128,400
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	4.750%	11/15/21	150,000	143,250
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	250,000	248,125
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	190,000	197,600
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	300,000	342,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	60,000	68,400
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	290,000	292,900	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	280,000	297,850
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	90,000	99,450
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	120,000	136,800
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	60,000	65,700
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	120,000	127,650
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Senior Notes	6.375%	3/15/24	150,000	154,500
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	280,000	320,600
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	260,000	283,725
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	585,408	575,974	(a)(b)
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	240,000	252,000	(a)
CVR Refining LLC/Coffeyville Finance Inc., Secured Notes	6.500%	11/1/22	240,000	253,800
Ecopetrol SA, Senior Notes	5.875%	9/18/23	130,000	142,350
El Paso LLC, Senior Secured Notes	6.500%	9/15/20	90,000	99,206
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	390,000	428,025	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	90,000	97,200	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	580,000	604,650
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	350,000	382,375	(a)
Kinder Morgan Inc., Senior Secured Notes	5.000%	2/15/21	110,000	110,706	(a)
Kinder Morgan Inc., Senior Secured Notes	5.625%	11/15/23	10,000	9,940	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	240,000	267,300
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	470,000	522,875
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	254,000	275,590
MEG Energy Corp., Senior Notes	6.500%	3/15/21	200,000	211,500	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	90,000	93,600	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	250,000	265,000	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	450,000	355,500	(e)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	220,000	228,250	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	240,000	252,000	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	220,000	232,650	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	520,000	535,600
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	350,000	321,132
Pioneer Energy Services Corp., Senior Notes	6.125%	3/15/22	100,000	102,000	(a)
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	140,000	149,275	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	520,000	527,800	(a)
PVR Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	6.500%	5/15/21	90,000	96,525
QEP Resources Inc., Senior Notes	6.875%	3/1/21	40,000	44,200
QEP Resources Inc., Senior Notes	5.375%	10/1/22	280,000	282,800
QEP Resources Inc., Senior Notes	5.250%	5/1/23	190,000	190,000
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	250,000	269,375	(a)
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	300,000	312,000

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels - 15.0% (continued)
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	220,000		$205,700
Samson Investment Co., Senior Notes	10.750%	2/15/20	540,000		591,300	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	570,000		611,325	(a)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	220,000		239,250	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	130,000		129,350	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	150,000		161,250	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	233,000		248,728
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	300,000		315,750	(a)
Westmoreland Escrow Corp., Senior Secured Notes	10.750%	2/1/18	170,000		186,150	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	510,000		367,200	(a)

Total Oil, Gas & Consumable Fuels					15,922,807

TOTAL ENERGY					18,930,547

FINANCIALS - 7.3%
Banks - 4.0%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	260,000		245,700	(f)(g)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	450,000		605,612	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	200,000		221,000
CIT Group Inc., Senior Notes	5.500%	2/15/19	270,000		291,938	(a)
CIT Group Inc., Senior Notes	5.375%	5/15/20	290,000		312,475
CIT Group Inc., Senior Notes	5.000%	8/1/23	340,000		349,350
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	155,000		206,150	(a)(f)(g)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	300,000		342,000	(a)(f)(g)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	130,000		122,525	(f)(g)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	300,000		294,750	(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	450,000		486,000	(f)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	100,000		102,771
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	100,000		112,221
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	500,000	AUD	553,554	(a)(f)

Total Banks					4,246,046

Consumer Finance - 1.1%
First Cash Financial Services Inc., Senior Notes	6.750%	4/1/21	110,000		113,025	(a)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	270,000	EUR	394,326	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	10,000		11,813
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	140,000		161,700
SLM Corp., Senior Notes	6.125%	3/25/24	250,000		250,312
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	130,000		136,500	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	120,000		132,000	(a)

Total Consumer Finance					1,199,676

Diversified Financial Services - 1.3%
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes	8.875%	2/1/18	200,000		209,000
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	280,000		339,357
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	6.500%	8/1/18	210,000		212,100
Voya Financial Inc., Junior Subordinated Notes	5.650%	5/15/53	70,000		69,930	(f)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		542,500	(a)(f)

Total Diversified Financial Services					1,372,887

Insurance - 0.4%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	150,000		160,500	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	210,000		234,150	(a)

Total Insurance					394,650

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Real Estate Management & Development - 0.5%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	440,000	$477,400	(a)

TOTAL FINANCIALS				7,690,659

HEALTH CARE - 5.2%
Biotechnology - 0.2%
Grifols Worldwide Operations Ltd., Senior Notes	5.250%	4/1/22	200,000	205,000	(a)

Health Care Equipment & Supplies - 1.0%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	380,000	400,900
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	220,000	227,150	(a)(b)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	480,000	482,400

Total Health Care Equipment & Supplies				1,110,450

Health Care Providers & Services - 3.6%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	208,000	251,680
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	110,000	115,363	(a)
Catamaran Corp., Senior Bonds	4.750%	3/15/21	240,000	243,900
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	240,000	262,800
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	80,000	85,200
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	400,000	442,000
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	240,000	256,200	(a)
HCA Inc., Senior Secured Notes	5.000%	3/15/24	710,000	713,106
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	530,000	568,425
MPH Acquisition Holdings LLC, Senior Notes	6.625%	4/1/22	70,000	72,013	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	90,000	100,800
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	300,000	321,562	(a)
WellCare Health Plans Inc., Senior Notes	5.750%	11/15/20	320,000	337,600

Total Health Care Providers & Services				3,770,649

Pharmaceuticals - 0.4%
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	290,000	300,512	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	160,000	171,200	(a)

Total Pharmaceuticals				471,712

TOTAL HEALTH CARE				5,557,811

INDUSTRIALS - 15.7%
Aerospace & Defense - 1.9%
Alliant Techsystems Inc., Senior Notes	5.250%	10/1/21	250,000	258,125	(a)
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	460,000	466,900	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	380,000	427,500
Erickson Inc., Senior Secured Notes	8.250%	5/1/20	444,000	468,420	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	170,000	185,087
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	160,000	169,600

Total Aerospace & Defense				1,975,632

Airlines - 2.9%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	120,000	123,598	(a)
Air Canada, Senior Secured Notes	8.750%	4/1/20	190,000	206,863	(a)
America West Airlines, Pass-Through Certificates, Secured Notes	7.100%	4/2/21	107,500	118,250
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	202,568	219,280	(a)
American Airlines, Pass-Through Trust, Secured Notes	6.125%	7/15/18	220,000	232,650	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Airlines - 2.9% (continued)
American Airlines, Pass-Through Trust, Secured Notes	5.625%	1/15/21	194,142	$198,510	(a)
American Airlines, Pass-Through Trust, Senior Secured Notes	5.600%	7/15/20	282,589	294,599	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	56,013	56,573
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	109,440	125,035
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	195,334	213,890	(a)
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	190,000	204,725	(a)
Hawaiian Airlines, Pass-Through Certificates, Senior Secured Bonds	4.950%	1/15/22	270,000	259,200
United Airlines Inc., Pass Through Trust, Secured Notes	4.750%	4/11/22	350,000	353,500
United Airlines Inc., Pass-Through Certificates, Secured Bond	5.375%	8/15/21	160,000	165,200
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	75,686	75,970
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	109,571	118,336
US Airways, Pass-Through Trust, Senior Secured Bonds	5.375%	11/15/21	120,000	121,500

Total Airlines				3,087,679

Building Products - 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	230,000	230,575	(a)
Griffon Corp., Senior Notes	5.250%	3/1/22	400,000	397,000	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	100,000	110,000	(a)

Total Building Products				737,575

Commercial Services & Supplies - 2.1%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	80,000	85,800	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	230,000	265,650	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	660,000	709,500
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	120,000	134,850
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	346,000	383,195	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	65,000	71,987	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	150,000	152,250	(a)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	400,000	403,500

Total Commercial Services & Supplies				2,206,732

Construction & Engineering - 0.9%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	350,000	320,250	(a)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	370,000	396,825	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	220,000	229,350	(a)

Total Construction & Engineering				946,425

Electrical Equipment - 0.6%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	240,000	262,800	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	210,000	226,800	(a)
Wesco Distribution Inc., Senior Notes	5.375%	12/15/21	190,000	194,750	(a)

Total Electrical Equipment				684,350

Machinery - 1.5%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	170,000	184,025	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Machinery - 1.5% (continued)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	540,000	$579,150	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	300,000	348,000
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	230,000	253,000	(a)
Vander Intermediate Holding II Corp., Senior Notes	9.750%	2/1/19	120,000	126,900	(a)(b)
Waterjet Holdings Inc., Senior Secured Notes	7.625%	2/1/20	100,000	106,250	(a)

Total Machinery				1,597,325

Marine - 1.1%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	308,346	288,304	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	285,000	286,069
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	300,000	314,250	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	250,000	274,687

Total Marine				1,163,310

Road & Rail - 1.2%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	270,000	299,025	(a)
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	21,594	22,269	(b)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	450,000	492,187	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	170,000	175,525	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	279,000	306,203

Total Road & Rail				1,295,209

Trading Companies & Distributors - 1.3%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	540,000	589,950	(a)
Emeco Pty Ltd., Senior Secured Notes	9.875%	3/15/19	200,000	206,500	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	300,000	331,500
Rexel SA, Senior Notes	5.250%	6/15/20	210,000	215,775	(a)

Total Trading Companies & Distributors				1,343,725

Transportation - 1.3%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	290,000	312,475	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	390,000	395,850	(a)(b)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	360,000	377,100	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	280,000	285,600	(a)

Total Transportation				1,371,025

Transportation Infrastructure - 0.2%
Global Ship Lease Inc., Senior Secured Notes	10.000%	4/1/19	200,000	207,500	(a)

TOTAL INDUSTRIALS				16,616,487

INFORMATION TECHNOLOGY - 2.4%
Electronic Equipment, Instruments & Components - 0.1%
KEMET Corp., Senior Secured Notes	10.500%	5/1/18	50,000	52,625

Internet Software & Services - 0.5%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	110,000	116,050	(a)(b)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	150,000	177,000
Bankrate Inc., Senior Notes	6.125%	8/15/18	40,000	42,600	(a)
VeriSign Inc., Senior Notes	4.625%	5/1/23	250,000	241,250

Total Internet Software & Services				576,900

IT Services - 1.1%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	250,000	253,125	(a)
First Data Corp., Secured Notes	8.750%	1/15/22	180,000	196,650	(a)(b)
First Data Corp., Senior Notes	12.625%	1/15/21	450,000	537,750
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	190,000	200,450

Total IT Services				1,187,975

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Software - 0.7%
ACI Worldwide Inc., Senior Notes	6.375%	8/15/20	220,000		232,375	(a)
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	160,000		171,600	(a)
Audatex North America Inc., Senior Notes	6.125%	11/1/23	90,000		96,188	(a)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	230,000		232,300	(a)

Total Software					732,463

TOTAL INFORMATION TECHNOLOGY					2,549,963

MATERIALS - 8.4%
Chemicals - 1.5%
Axiall Corp., Senior Notes	4.875%	5/15/23	150,000		147,750	(a)
Eagle Spinco Inc., Senior Notes	4.625%	2/15/21	160,000		158,800	(a)
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	240,000		249,600
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	150,000		154,125	(a)(b)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	189,000	EUR	277,951	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	110,000	EUR	174,091	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	100,000	EUR	158,264	(a)
Nufarm Australia Ltd., Senior Notes	6.375%	10/15/19	120,000		124,650	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	132,000	EUR	188,744	(a)

Total Chemicals					1,633,975

Construction Materials - 0.4%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	380,000		394,250	(a)

Containers & Packaging - 1.7%
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	200,000	EUR	293,784	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	460,000		512,900	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	49,412		52,253	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	300,000		314,250	(a)
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	200,000		213,000	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	190,000		196,650
Pactiv LLC, Senior Notes	7.950%	12/15/25	10,000		10,325
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	170,000		178,925

Total Containers & Packaging					1,772,087

Metals & Mining - 3.2%
AuRico Gold Inc., Secured Notes	7.750%	4/1/20	190,000		189,525	(a)
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	250,000		231,875	(a)
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	60,000		57,024
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	310,000		313,100
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	180,000		190,125	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	280,000		302,750	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	320,000		179,200	(a)(d)(e)
Mirabela Nickel Ltd., Notes	3.500%	6/30/14	66,167		66,167	(a)(b)(c)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	230,000		58,650	(a)(e)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	220,000		218,900
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	250,000		258,750	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	260,000		281,125

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Metals & Mining - 3.2% (continued)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	290,000	EUR	$426,186	(a)(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	300,000		247,500	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	200,000		216,000
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	180,000		200,250

Total Metals & Mining					3,437,127

Paper & Forest Products - 1.6%
Appvion Inc., Secured Notes	9.000%	6/1/20	650,000		665,437	(a)
Clearwater Paper Corp., Senior Notes	4.500%	2/1/23	150,000		145,125
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	430,000		421,400	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	430,000		465,475

Total Paper & Forest Products					1,697,437

TOTAL MATERIALS					8,934,876

TELECOMMUNICATION SERVICES - 6.2%
Diversified Telecommunication Services - 4.6%
CenturyLink Inc., Senior Notes	6.450%	6/15/21	220,000		237,600
CenturyLink Inc., Senior Notes	5.800%	3/15/22	40,000		41,100
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000		66,500
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	520,000		566,800	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	120,000		132,300
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	760,000		747,650	(a)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	520,000		585,650
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	200,000		204,500
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	500,000		535,000
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	120,000		131,566
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	900,471		947,746	(a)(b)
Windstream Corp., Senior Notes	7.750%	10/1/21	110,000		118,800
Windstream Corp., Senior Notes	7.500%	4/1/23	460,000		485,300
Windstream Corp., Senior Notes	6.375%	8/1/23	90,000		88,200

Total Diversified Telecommunication Services					4,888,712

Wireless Telecommunication Services - 1.6%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	210,000		204,750
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	730,000		806,650
Sprint Corp., Senior Notes	7.875%	9/15/23	590,000		650,475	(a)
Sprint Corp., Senior Notes	7.125%	6/15/24	30,000		31,575	(a)

Total Wireless Telecommunication Services					1,693,450

TOTAL TELECOMMUNICATION SERVICES					6,582,162

UTILITIES - 4.8%
Electric Utilities - 1.9%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	530,000		583,000
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	569,991		572,841
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	460,000		460,000
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	373,386		423,793	(e)

Total Electric Utilities					2,039,634

Gas Utilities - 0.2%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	130,000		172,619

Independent Power and Renewable Electricity Producers - 2.7%
AES Corp., Senior Notes	4.875%	5/15/23	520,000		499,200
AES Corp., Senior Notes	5.500%	3/15/24	60,000		59,700
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	70,000		74,200
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	456,000		500,460	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Secured Bonds	7.670%	11/8/16	140,000	$0	(c)(d)(h)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	300,000	308,625	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	230,000	243,225
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	420,000	456,750	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	360,000	378,900	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	282,545	315,038

Total Independent Power and Renewable Electricity Producers				2,836,098

TOTAL UTILITIES				5,048,351

TOTAL CORPORATE BONDS & NOTES (Cost - $91,302,164)				95,341,267

MUNICIPAL BONDS - 0.1%
Puerto Rico - 0.1%
Puerto Rico Commonwealth, GO (Cost - $130,207)	8.000%	7/1/35	140,000	130,768

SENIOR LOANS - 3.0%
CONSUMER DISCRETIONARY - 1.1%
Hotels, Restaurants & Leisure - 0.6%
Equinox Holdings Inc., Second Lien Term Loan	8.654%	7/31/20	290,000	294,350	(i)(j)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	330,000	364,650	(i)(j)

Total Hotels, Restaurants & Leisure				659,000

Specialty Retail - 0.5%
Camping World Inc., Term Loan	5.750%	2/20/20	337,875	340,409	(i)(j)
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	140,000	126,233	(i)(j)

Total Specialty Retail				466,642

TOTAL CONSUMER DISCRETIONARY				1,125,642

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	120,000	117,300	(i)(j)

ENERGY - 0.3%
Energy Equipment & Services - 0.3%
FTS International Inc., Term Loan B	8.500%	5/6/16	281,984	286,918	(i)(j)

HEALTH CARE - 0.8%
Health Care Equipment & Supplies - 0.2%
Immucor Inc., REFI Term Loan B2	5.000%	8/17/18	175,535	176,632	(i)(j)

Health Care Providers & Services - 0.6%
CRC Health Corp., Second Lien Term Loan	—	9/28/21	200,000	200,880	(k)(j)
Physiotherapy Associates Holdings Inc., Exit Term Loan	10.000%	10/10/16	240,000	238,800	(i)(j)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/5/21	260,000	260,000	(i)(j)

Total Health Care Providers & Services				699,680

TOTAL HEALTH CARE				876,312

INDUSTRIALS - 0.5%
Machinery - 0.5%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	520,000	534,300	(i)(j)

MATERIALS - 0.2%
Chemicals - 0.2%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	230,000	238,817	(i)(j)

TOTAL SENIOR LOANS (Cost - $3,048,341)				3,179,289

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS - 0.5%
Mexico - 0.5%
United Mexican States, Bonds (Cost - $599,668)	6.500%	6/9/22	7,188,000	MXN	$568,764

			SHARES
COMMON STOCKS - 2.8%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Ford Motor Co.			11,570		180,492

Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			22,038		44,076	*(c)(d)

Media - 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			1		0	*(c)(d)(h)

TOTAL CONSUMER DISCRETIONARY					224,568

ENERGY - 0.7%
Energy Equipment & Services - 0.7%
KCAD Holdings I Ltd.			108,106,087		686,906	*(c)(d)

FINANCIALS - 0.5%
Banks - 0.3%
Citigroup Inc.			6,981		332,296

Real Estate Management & Development - 0.2%
Realogy Holdings Corp.			4,696		204,041	*

TOTAL FINANCIALS					536,337

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Physiotherapy Associates Holdings Inc.			3,500		148,750	*(c)

INDUSTRIALS - 1.3%
Building Products - 0.1%
Nortek Inc.			627		51,546	*

Marine - 1.2%
DeepOcean Group Holding AS			33,669		1,101,612	*(c)(d)
Horizon Lines Inc., Class A Shares			223,758		165,581	*

Total Marine					1,267,193

TOTAL INDUSTRIALS					1,318,739

TOTAL COMMON STOCKS (Cost - $3,442,623)					2,915,300

CONVERTIBLE PREFERRED STOCKS - 0.1%
MATERIALS - 0.1%
Metals & Mining - 0.1%
ArcelorMittal (Cost - $60,000)	6.000%		2,400		57,552

PREFERRED STOCKS - 1.9%
FINANCIALS - 1.9%
Banks - 0.3%
Santander Finance Preferred SA Unipersonal	10.500%		260		272,756	(f)

Consumer Finance - 0.9%
GMAC Capital Trust I	8.125%		36,969		1,009,254	(f)

Diversified Financial Services - 0.7%
Citigroup Capital XIII	7.875%		25,825		716,385	(f)

TOTAL PREFERRED STOCKS (Cost - $1,847,736)					1,998,395

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE HIGH INCOME PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	EXPIRATION DATE	WARRANTS	VALUE
WARRANTS - 0.1%
Jack Cooper Holdings Corp.	12/15/17	668	$88,510	*(a)
Jack Cooper Holdings Corp.	5/6/18	297	39,353	*(a)

TOTAL WARRANTS (Cost - $16,238)			127,863

TOTAL INVESTMENTS - 98.5% (Cost - $100,446,977#)			104,319,198
Other Assets in Excess of Liabilities - 1.5%			1,616,835

TOTAL NET ASSETS - 100.0%			$105,936,033

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	The coupon payment on these securities is currently in default as of March 31, 2014.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Value is less than $1.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	All or a portion of this loan is unfunded as of March 31, 2014. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
EUR	— Euro
GO	— General Obligation
MXN	— Mexican Peso

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Variable High Income Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$94,758,141	$583,126	$95,341,267
Municipal bonds	—	130,768	—	130,768
Senior loans	—	3,179,289	—	3,179,289
Sovereign bonds	—	568,764	—	568,764
Common stocks:
Consumer discretionary	$180,492	—	44,076	224,568
Energy	—	—	686,906	686,906
Financials	536,337	—	—	536,337
Health care	—	148,750	—	148,750
Industrials	217,127	—	1,101,612	1,318,739
Convertible preferred stocks	57,552	—	—	57,552
Preferred stocks	1,725,639	272,756	—	1,998,395
Warrants	—	127,863	—	127,863

Total investments	$2,717,147	$99,186,331	$2,415,720	$104,319,198

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$21,296	—	$21,296
Centrally cleared credit default swaps on credit indices - buy protection	—	82,422	—	82,422

Total	—	$103,718	$—	$103,718

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COMMON STOCKS	TOTAL
Balance as of December 31, 2013	$1,183,147	$2,075,367	$3,258,514
Accrued premiums/discounts	2,136	—	2,136
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)[1]	722	(242,773)	(242,051)
Purchases	39,262	—	39,262
Sales	—		—
Transfers into Level 3	—	—	—
Transfers out of Level 3[2]	(642,141)		(642,141)

Balance as of March 31, 2014	$583,126	$1,832,594	2,415,720

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2014[1]	$6,430	$(242,773)	$(236,343)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Portfolio has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2014, the Portfolio did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended March 31, 2014, see Note 3.

Notes to Schedule of Investments (unaudited) (continued)

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Unfunded loan commitments. The Portfolio may enter into certain credit agreements where all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2014, the Portfolio had sufficient cash and/or securities to cover these commitments.

(h) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social,

Notes to Schedule of Investments (unaudited) (continued)

economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Portfolio under derivative contracts, are noted in the Schedule of Investments.

As of March 31, 2014, the Portfolio held forward foreign currency contracts with credit related contingent features which had a liability position of $21,296. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$6,010,279
Gross unrealized depreciation	(2,138,058)

Net unrealized appreciation	$3,872,221

At March 31, 2014, the Portfolio had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Sell:
Euro	Royal Bank of Scotland PLC	1,304,000	$1,796,307	5/14/14	$(21,296)

Notes to Schedule of Investments (unaudited) (continued)

At March 31, 2014, the Portfolio held the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2014	PERIODIC PAYMENTS MADE BY THE PORTFOLIO†	MARKET VALUE[3]	UPFRONT PREMIUMS RECEIVED	UNREALIZED DEPRECIATION
Barclays Capital Inc. (Markit CDX.NA.HY.21 Index)	$1,450,000	12/20/18	3.11%	5.000% quarterly	$(115,320)	$(85,961)	$(29,539)
BNP Paribas (Markit CDX.NA.HY.21 Index)	2,650,000	12/20/18	3.11%	5.000% quarterly	(210,757)	(157,694)	(53,063)

Total	$4,100,000				$(326,077)	$(243,655)	$(82,422)

[1]

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at March 31, 2014.

	Forward Foreign Currency Contracts	Centrally Cleared Swap Contracts
Primary Underlying Risk	Unrealized Depreciation	Unrealized Depreciation	Total
Foreign Exchange Risk	$(21,296)	—	$(21,296)
Credit Risk	—	$(82,422)	(82,422)

Total	$(21,296)	$(82,422)	$(103,718)

During the period ended March 31, 2014, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Forward foreign currency contracts (to buy)†	$155,290
Forward foreign currency contracts (to sell)	1,942,487

Average Notional Balance
Credit default swap contracts (to buy protection)	$4,100,000

†	At March 31, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 23, 2014